CoBANK, ACB


                                       LOAN AGREEMENT NO.  T-6184-L,
                                       T-6186-L, S-6183-L, and S-6181-L

                                       As of June 19, 1998

AGRILINK FOODS, INC.
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                                 MODIFICATION OF

            TERM LOAN, TERM LOAN FACILITY AND SEASONAL LOAN AGREEMENT

IT IS AGREED, That the Term Loan, Term Loan Facility and Seasonal Loan Agreement dated as of November 3, 1994, entered into between Agrilink Foods, Inc. (formerly known as Curtice-Burns Foods, Inc. and successor to merger between PF Acquisition Corp. and Curtice-Burns Foods, Inc.) ("Borrower") and Springfield Bank for Cooperatives, now known as CoBank, ACB ("Bank"),as amended, is hereby further amended as follows:

(2) Section 2.4 entitled Term Loan Facility is deleted in its entirety and therefor a new section is substituted reading as follows:

     (a) The Bank agrees, upon the terms and subject to the conditions set forth in this Agreement, to make, in addition to the Term Loan, one or more term loans to the Borrower (the "Term Loan Facility"; the Loans made under the Term Loan Facility are collectively referred herein as the "Term Loan Facility Loans"), from time to time during the period from the Closing Date up to but not including January 3, 2000, in an aggregate principal amount up to Sixty-four Million Four Hundred Ninety-four Thousand Three Hundred Ninety-five Dollars ($64,494,395). Each Term Loan Facility Loan that shall not utilize the full amount of the Commitment therefor shall be in an amount not less than One Million Dollars ($1,000,000). Each Term Loan Facility Loan may be made as a Prime Loan, LIBOR Loan or Treasury-Based Loan.

     (b) Notwithstanding anything to the contrary contained in Section 2.4(a), the Borrower shall be permitted to borrow amounts previously repaid under the Term Loan Facility at any time, and from time to time during the period from the Closing date up to but not including January 3, 2000, in an amount which, together with all amounts previously repaid and re-borrowed pursuant to this Section 2.4(b) shall not exceed Sixty-four Million Four Hundred Ninety-four Thousand Three Hundred Ninety-five Dollars ($64,494,395).

(3) Section 2.6 entitled Amortization of Term Loan Facility Loans is modified by changing all references to November 3, 1999 to January 3, 2000.

The Term Loan, Term Loan Facility and Seasonal Loan Agreement is hereby amended accordingly but otherwise shall remain in full force and effect.

All terms of the Term Loan, Term Loan Facility and Seasonal Loan Agreement and any other related loan and collateral documents (collectively "Loan Documents") remain in full force and effect and are hereby ratified and confirmed, except to the extent modified by this Agreement, by Borrower.

Exhibit 10.24 (Continued) 2 All Financial Statements and disclosures submitted to the Bank under the Loan Documents are true and accurate in all material respects. Except as previously disclosed to the Bank, there has been no material adverse change in the financial condition or operations of Borrower.

The Loan Documents are not subject to any offset, claim, or defense by Borrower.

All liens  granted by  Borrower to the Bank (i) remain in full force and effect,
(ii) are not subject to any claim or defense, and (iii) retain a first priority lien position.

To the best of Borrower's knowledge, there are no liens, other than liens granted under the Loan Documents, on any real or personal property of Borrower.

(The Borrower agrees to execute such additional documents and to take such other action as may be reasonably requested by the Bank to give effect to this Modification.

The Term Loan, Term Loan Facility and Seasonal Loan Agreement is hereby amended accordingly but otherwise shall remain in full force and effect.

                                     CoBANK, ACB (formerly known as Springfield
                                     Bank for Cooperatives)


                                     By /s/Ralph Lawrence
                                             Its Vice President


ACCEPTED AND AGREED  TO:  6/22/98
                          (Date)

AGRILINK FOODS, INC. (formerly known as Curtice-Burns Foods, Inc. and successor to merger between PF Acquisition Corp. and Curtice-Burns Foods, Inc.)


By /s/ Earl L. Powers
         Its Vice President

ACKNOWLEDGED AND AGREED TO: 6/22/98
                            (Date)

PRO-FAC COOPERATIVE, INC.


By /s/ Earl L. Powers
         Its Vice President

ACKNOWLEDGED AND AGREED TO:  6/22/98
                             (Date)

CURTICE-BURNS EXPRESS, INC.
HUSMAN SNACK FOODS COMPANY, INC.
KENNEDY ENDEAVORS, INCORPORATED
SEASONAL EMPLOYERS, INC.
PRO-FAC HOLDING COMPANY OF IOWA, INC.


By /s/ Earl L. Powers
         Its Vice President